Prospectus Supplement NT Growth Fund
Supplement dated March 1, 2022 ■ Prospectus dated March 1, 2022
The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Growth Fund will be transferred to Growth Fund in exchange for shares of Growth Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on March 25, 2022, as of the close of the New York Stock Exchange. NT Growth Fund’s G Class shareholders will receive shares of equal value of the corresponding class of Growth Fund in exchange for their shares of NT Growth Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Growth Fund and Growth Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97624 2203

Prospectus Supplement NT Heritage Fund
Supplement dated March 1, 2022 ■ Prospectus dated March 1, 2022
The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Heritage Fund will be transferred to Heritage Fund in exchange for shares of Heritage Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on March 25, 2022, as of the close of the New York Stock Exchange. NT Heritage Fund’s G Class shareholders will receive shares of equal value of the corresponding class of Heritage Fund in exchange for their shares of NT Heritage Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Heritage Fund and Heritage Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97623 2203